                                                                    EXHIBIT 23.2


     We hereby consent to (i) any references to our firm, or (ii) any references to advice rendered by our firm and contained in the Amendment No. 1 to the Registration Statement on Form S-3 of Kaiser Aluminum Corporation.


                                            WHARTON LEVIN EHRMANTRAUT
                                              KLEIN & NASH, P.A.


January 23, 1997